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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-93148 of Cox Communications, Inc. on Form S-8 of our report dated March 7, 1997, appearing in this Annual Report on Form 11-K of Cox Communications, Inc. Employee Stock Purchase Plan for the year ended December 31, 1996.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Atlanta, Georgia
March 28, 1997
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